                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                       TO FORM 8-K FILED OCTOBER 26, 1998

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  October 9, 1998



                       Cogeneration Corporation of America
------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     1-9208                  59-2076187
      (State or other          (Commission File Number)       (IRS Employer
jurisdiction of incorporation)                            Identification Number)




One Carlson Parkway, Suite 240, Minneapolis, Minnesota              55447-4454
------------------------------------------------------------------------------
       (Address of principal executive offices)                     (Zip Code)


               Registrant's telephone number, including area code:
                                 (612) 745-7900


------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

         On October 9, 1998, CogenAmerica Pryor, Inc. ("CogenAmerica Pryor"), a wholly-owned subsidiary of Cogeneration Corporation of America ("CogenAmerica"), acquired from Mid-Continent Power Company, LLC ("MCPC LLC") the entire interest in a 110 MW cogeneration project located in the Mid-America Industrial Park, in Pryor, Oklahoma (the "Pryor Project"). This Amendment No. 1 on Form 8-K/A ("Amendment No. 1") amends and supersedes "Item 7. Financial Statements, Pro Forma Financial Information and Exhibits" of the Current Report on Form 8-K dated October 9, 1998 and filed by CogenAmerica on October 26, 1998. This Amendment No. 1 is filed to furnish financial statements and combined pro forma financial information related to the acquisition of the Pryor Project.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)       Financial Statements.

PRYOR PROJECT
STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED AND STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
SEPTEMBER 30, 1998

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
Cogeneration Corporation of America

We have audited the accompanying statement of assets acquired and liabilities assumed of the Pryor Project ("Successor") as of September 30, 1998 and December 31, 1997 and the related statement of revenues and direct operating expenses of the Successor for the nine months ended September 30, 1998 and the statement of revenues and direct operating expenses of the Pryor Project ("Predecessor") for the year ended December 31, 1997. These financial statements are the responsibility of the Pryor Project's management. Our responsibility is to express an opinion on these statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets acquired and liabilities assumed and the statement of revenues and direct operating expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in these statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of these statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion in a current report on Form 8-K of Cogeneration Corporation of America as described in Note 2 and are not intended to be a complete presentation of the Pryor Project's assets and liabilities or revenues and expenses.

In our opinion, such statements referred to above present fairly, in all material respects, the assets acquired and liabilities assumed of the Successor as of September 30, 1998 and December 31, 1997 and the revenues and direct operating expenses of the Successor for the nine months ended September 30, 1998 and the revenues and direct operating expenses of the Predecessor for the year ended December 31, 1997, as described in Note 2, in conformity with generally accepted accounting principles.



PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 15, 1998

PRYOR PROJECT
STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
(IN THOUSANDS)



                                                                                  SUCCESSOR        PREDECESSOR
                                                                                  ---------        -----------
                                                                                NINE MONTHS
                                                                                   ENDED            YEAR ENDED
                                                                                SEPTEMBER 30,       DECEMBER 31,
                                                                                   1998                1997
Revenues                                                                        $   12,446         $    10,139
Cost of revenues:
Fuel, production and transmission costs                                              7,991               6,280
Operation and maintenance                                                            2,140               3,693
Depreciation                                                                           616               1,164
                                                                                ----------         -----------
                                                                                    10,747              11,137
                                                                                ----------         -----------

Gross profit                                                                         1,699                (998)

Selling, general and administrative expenses                                           793               1,328
                                                                                ----------         -----------
Revenues in excess of (less than) direct
  operating expenses                                                            $      906         $    (2,326)
                                                                                ----------         -----------
                                                                                ----------         -----------

         The accompanying notes are an integral part of this statement.

PRYOR PROJECT
STATEMENT OF ASSETS ACQUIRED AND LIABILITIES ASSUMED
(IN THOUSANDS)


                                                                                           SUCCESSOR
                                                                                ------------------------------
                                                                                SEPTEMBER 30,     DECEMBER 31,
                                                                                   1998               1997
       ASSETS ACQUIRED
Current assets:
   Accounts receivable                                                          $      311         $       842
   Other current assets                                                                 36                  16
                                                                                ----------         -----------
       Total current assets                                                            347                 858

Property, plant and equipment net of accumulated
  depreciation of $616 and $0, respectively                                         16,447              15,906
Deposits                                                                                                   124
                                                                                ----------         -----------
       Total assets acquired                                                    $   16,794         $    16,888
                                                                                ----------         -----------
                                                                                ----------         -----------

       LIABILITIES ASSUMED

Current liabilities:
Accounts payable                                                                $    1,348         $       778
Accrued expenses                                                                       130                  25
Current portion of capital lease obligations                                            19                   9
                                                                                ----------         -----------
       Total current liabilities                                                     1,497                 812

Capital lease obligations                                                               22                  17
                                                                                ----------         -----------
       Total liabilities assumed                                                $    1,519         $       829
                                                                                ----------         -----------
                                                                                ----------         -----------

Net assets                                                                      $   15,275         $    16,059
                                                                                ----------         -----------
                                                                                ----------         -----------

         The accompanying notes are an integral part of this statement.

PRYOR PROJECT
NOTES TO FINANCIAL STATEMENTS
(IN THOUSANDS)


1.   BUSINESS DESCRIPTION

     The Pryor Project (the "Project") is a steam and electric generating facility at the Mid-America Industrial Park in Mayes County, Oklahoma, consisting of several gas and steam turbines that have an aggregate rated capacity of 130 megawatts. The Project generates and sells electric power, steam, compressed air and softened water under contracts to utilities and industrial and commercial users. The Project may also sell excess electric capacity and energy on a merchant basis.

     At September 30, 1998, the Project was owned by Oklahoma Loan Acquisition Corporation ("OLAC"), which was a wholly-owned subsidiary of Mid-Continent Power Company L.L.C. ("MCPC L.L.C.") OLAC acquired the Project from Mid-Continent Power Company, Inc. ("MCPC") on December 31, 1997 pursuant to MCPC's bankruptcy reorganization plan (see Note 3). On October 9, 1998, CogenAmerica Pryor, Inc. ("Cogen Pryor"), a wholly owned subsidiary of Cogeneration Corporation of America ("CogenAmerica"), acquired the Project by purchasing all of the capital stock of OLAC (see Note 6).

     Pursuant to a 10-year contract commencing January 1, 1998, the Project provides 110 megawatts of standby capacity with a maximum dispatch of 1,500 hours per year to Oklahoma Gas and Electric (OG&E). OG&E pays the Project a monthly capacity charge for assured delivery of energy during term of the contract and an energy charge for dispatched electricity. Upon 6 months advance notice, OG&E may extend the contract for an additional five years.

     MCPC also has contracts with six customers in the Mid-America Industrial Park for the sale of steam, compressed air and softened water. The contracts vary in length and have varying expiration dates.

     During 1997, MCPC provided standby capacity and electric energy to Public Service of Oklahoma ("PSO"). This agreement expired on December 31, 1997, however, the Project continues to supply excess electric power to PSO.


2.   BASIS OF PRESENTATION

     The statement of assets acquired and liabilities assumed and statement of revenues and direct operating expenses have been prepared for inclusion in a Current Report on Form 8-K of CogenAmerica to be filed with the Securities Exchange Commission. The accompanying statements have been prepared in accordance with generally accepted accounting principles and were derived from the historical accounting records of OLAC and MCPC. The statements are intended to present the business of the Project acquired by Cogen Pryor.

     OLAC's acquisition of the Project from MCPC on December 31, 1997 was accounted for by the purchase method (see Note 3). The purchase price was assigned to the assets acquired and liabilities assumed based on their fair values at the acquisition date. The fair value of the net assets acquired exceeded the purchase price and such excess was allocated to reduce the value assigned to property, plant and equipment.

     The statement of assets acquired and liabilities assumed includes all assets and liabilities of OLAC as of the statement dates, except cash, income taxes and obligations payable to OLAC's parent and affiliates thereof (the "excluded obligations"). Pursuant to the stock acquisition agreement, immediately prior to Cogen Pryor's acquisition of OLAC the excluded obligations were repaid to the extent of available cash and the unpaid amount was contributed to OLAC's capital.

     The statement of revenues and direct operating expenses includes the revenues and expenses of the Project directly attributable to the generation and sale of electric power, steam, compressed air and softened water. The statement for the nine months ended September 30, 1998 was derived from the accounting records of OLAC and does not include interest income, interest expense or income taxes. Depreciation in the amount of $616 included in cost of revenues for the nine months ended September 30, 1998 is based on OLAC's successor cost basis in the Project determined by purchase accounting. The statement for the year ended December 31, 1997 was derived from the accounting records of MCPC and does not include interest income, interest expense, income taxes (MCPC was a subchapter S corporation) or any revenues, expenses, costs or income incidental to MCPC's bankruptcy filing and reorganization plan. Depreciation in the amount of $1,163 included in cost of revenues for the year ended December 31, 1997 is based on MCPC's predecessor cost basis in the Project.


3.   MCPC BANKRUPTCY

     CHAPTER 11 BANKRUPTCY FILING
     On June 18, 1997 ("Petition Date"), MCPC filed a petition with the United States Bankruptcy Court for the Northern District of Oklahoma ("Bankruptcy Court") for protection under Chapter 11 of the Federal Bankruptcy Code. Upon filing of the voluntary petition for relief, MCPC, as debtor-in-possession, was authorized to operate its business for the benefit of claim holders and interest holders, and no trustee was appointed. All debts of MCPC as of the Petition Date were stayed by the bankruptcy petition and subject to compromise pursuant to such proceedings. MCPC operated its business and managed its assets in the ordinary course as debtor-in-possession, and was required to obtain court approval for transactions outside the ordinary course of business.

     PLAN OF REORGANIZATION
     MCPC filed with the Bankruptcy Court the First Amended Plan of Reorganization on September 18, 1997, as amended and restated by the Second Amended Plan of Reorganization (the "Plan") filed on October 24, 1997. The Bankruptcy Court approved the Plan on October 24, 1997 and it became effective and was executed in two phases on December 23, 1997 and December 31, 1997.

     The Plan contemplated (i) the sale of the cogeneration facility, certain assumed pre- and post-petition contracts related to the Project, and all other assets of MCPC to OLAC in satisfaction of OLAC's secured claim in the amount of $15,000 and (ii) satisfaction of all other creditor claims according to the creditor classes and payment amounts detailed in the Plan. The cash requirements of the Plan would be funded by the unencumbered cash held by MCPC, with any deficiency funded by OLAC. Upon payment and satisfaction of all creditor claims and transfer of the assets and contracts to OLAC, MCPC would be dissolved.

     On December 23, 1997 OLAC advanced $2,231 to MCPC and MCPC paid all pre-petition and substantially all post-petition liabilities (excluding OLAC's claims) presented for payment as of that date. On December 31, 1997, MCPC sold all of its assets (excluding cash required to fund remaining creditor claims) and assigned certain assumed pre- and post-petition contracts to OLAC in satisfaction of OLAC's secured claim. MCPC was subsequently dissolved in January 1998.

     As a result of the plan of reorganization, OLAC assumed all post-petition liabilities of MCPC presented for payment subsequent to December 23, 1997. On December 31, 1997 OLAC acquired MCPC's assets and the assumed contracts. OLAC accounted for the transactions underlying the Plan by the purchase method of accounting. The purchase price of $16,227 was determined from the carrying amount of OLAC's claims and costs related to the Plan.


4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     GOING CONCERN CONSIDERATIONS
     The accompanying statement of assets acquired and liabilities assumed and statement of revenues and direct operating expenses of the Project have been prepared on a going concern basis, which contemplates the realization of assets and the liquidation of liabilities in the ordinary course of business. As described in Note 3 above, MCPC filed for reorganization under Chapter 11 of the Unites States Bankruptcy Code on June 18, 1997 and consummated the plan on December 31, 1997. The financial statements do not include any adjustments relating to recoverability and classification of reported asset amounts or the amounts and classification of liabilities that resulted from the ultimate resolution of the Plan.

     PROPERTY, PLANT AND EQUIPMENT
     Property, plant and equipment are recorded at cost and are depreciated by the straight line method over the estimated useful life of the related asset or, for leasehold improvements, over the term of the lease, if shorter. Pursuant to purchase accounting, a new cost basis was established on December 31, 1997 following consummation of the Plan (see Note 3). The estimated useful life of the facility at January 1, 1998 and 1997 was 21 and 22 years, respectively.

     SIGNIFICANT CUSTOMERS AND CONCENTRATION OF CREDIT RISK
     In the nine months ended September 30, 1998, and year ended December 31, 1997, sales to a certain customer totaled 30%, and 47% of revenues, respectively. In the nine months ended September 30, 1998, sales to another customer totaled 53% of revenues. In the year ended December 31, 1997, sales to two additional customers totaled 23% and 10% of revenues, respectively.

     FAIR VALUE OF FINANCIAL INSTRUMENTS
     The Project's financial instruments primarily consist of short-term trade receivables and payables whose carrying amounts approximate fair value.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

5.   LEASES

     Future minimum lease payments under noncancelable operating and capital leases for the three months ending December 31, 1998 and the years thereafter are as follows:

     PERIOD                                                         CAPITAL          OPERATING          TOTAL
--------------------------------------------------------------- ----------------- ---------------- -----------------
         Three months ended December 31, 1998..............        $      5           $     6          $   11
         1999..............................................              20                22              42
         2000..............................................              16                20              36
         2001..............................................               4                20              24
         2002..............................................                                20              20
                                                                   --------           -------          ------
         Total minimum lease payments......................              45           $    88          $  133
                                                                                      -------          ------
                                                                                      -------          ------
         Less amounts representing interest................              (4)
                                                                   --------
         Present value of minimum lease payments...........              41
         Less current maturities...........................             (19)
                                                                   --------
         Long-term capital lease obligations...............        $     22
                                                                   --------
                                                                   --------


6.   RELATED PARTY TRANSACTIONS

     NRG Oklahoma Operations, Inc.("NRG Oklahoma") provided services to the Project pursuant to an operation and management consulting agreement commencing January 1, 1998. Such services totaled $425 for the nine months ended September 30, 1998, and are included in operation and maintenance expense. The operation and management consulting agreement was terminated effective October 9, 1998 in connection with CogenAmerica Pryor's acquisition of the Project (see Note 7). NRG Oklahoma is a subsidiary of NRG Energy, Inc., which owns 50% of the capital stock of MCPC L.L.C.


7.   SUBSEQUENT EVENTS

     On October 9, 1998, Cogen Pryor acquired all of the issued and outstanding capital stock of OLAC from MCPC L.L.C. for a cash purchase price of $23,830, financed through borrowings from NRG Energy, Inc. The facility will continue to generate and sell electric power, steam, compressed air and softened water with Cogen Pryor assuming all of the electric power and steam contracts of the Project.

(b)     Pro Forma Financial Information.

                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)

The following unaudited pro forma financial information relates to the Company's October 9, 1998 acquisition of the capital stock of Oklahoma Loan Acquisition Corporation ("OLAC"), a wholly owned subsidiary of MCPC LLC. The transaction will be accounted for as a purchase business combination. The pro forma amounts have been prepared based on certain purchase accounting and other pro forma adjustments as described in the accompanying notes to the pro forma consolidated financial statements. The pro forma adjustments were applied to the historical consolidated financial statements of the Company and the historical statements of the Pryor Project. The historical statements of the Pryor Project consist of a statement of assets acquired and liabilities assumed and the related statements of revenues and direct operating expenses. Such statements were derived from the accounting records of OLAC and Mid-Continent Power Company, Inc. as described in Note 2 to the audited statements of the Pryor Project.

The unaudited pro forma balance sheet at September 30, 1998 reflects the historical financial position of the Company and historical assets acquired and liabilities assumed of the Pryor Project as if the acquisition had occurred as of the balance sheet date. The unaudited pro forma statements of operations for the nine months ended September 30, 1998 and year ended December 31, 1997 reflect the historical results of operations of the Company and the historical revenues and direct operating expenses of the Pryor Project with pro forma acquisition adjustments as if the acquisition had occurred on January 1, 1998 and January 1, 1997, respectively. The pro forma adjustments are described in the accompanying notes and give effect to events that are (a) directly attributable to the acquisition, (b) factually supportable, and (c) in the case of certain statement of operations adjustment, expected to have a continuing impact.

The unaudited pro forma financial statements should be read in connection with the Company's historical financial statements and related footnotes and the historical financial statements and related footnotes of the Pryor Project.

The unaudited pro forma financial information presented herein is for information purposes. Such information does not purport to represent what the Company's and the Pryor Project's financial position or results of operations as of the dates presented would have been had the acquisition occurred on such date or at the beginning of the period indicated or to project the Company's and the Pryor Project's financial position or results of operations for any future date or period.

COGENERATION CORPORATION OF AMERICA
PRO FORMA CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 1998
(IN THOUSANDS)
(UNAUDITED)

                                                                           ACQUIRED
                                                                          ASSETS AND
                                                                         LIABILITIES
                                                                         -----------
                                                          ACTUAL             ACTUAL          PRO FORMA          PRO FORMA
                                                       COGENAMERICA      PRYOR PROJECT       ADJUSTMENTS       CONSOLIDATED
     ASSETS
Current Assets:
   Cash and cash equivalents                            $        3,417                                      $       3,417
   Restricted cash and cash equivalents                         11,178                                             11,178
   Accounts receivable, net                                     13,155   $         311    $       390   (a)        13,856
   Receivables from related parties                                146                                                146
   Notes receivable, current                                         3                                                  3
   Inventories                                                   2,368                                              2,368
   Other current assets                                            729              36                                765
                                                        --------------   -------------    -----------       -------------
       Total current assets                                     30,996             347            390              31,733

Property, plant and equipment, net                             123,518          16,447         16,451   (a)       156,416
Property under construction                                     92,853                                             92,853
Project development costs                                          731                           (689)  (b)            42
Investments in equity affiliates                                17,638                                             17,638
Deferred financing costs, net                                    6,008                            167   (c)         6,175
Deferred tax assets                                              7,996                         (7,200)  (a)           796
Other assets                                                       516                                                516
                                                        --------------   -------------    -----------       -------------
       Total assets                                     $      280,256   $      16,794    $     9,119       $     306,169
                                                        --------------   -------------    -----------       -------------
                                                        --------------   -------------    -----------       -------------

       LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of loans and payables due
     NRG Energy Inc.                                    $        2,041   $           -    $        50   (c) $       2,091
   Current portion of non-recourse long-term debt                9,339              19                              9,358
   Current portion of recourse long-term debt                      408                                                408
   Short term borrowings                                         2,594                                              2,594
   Accounts payable                                             17,279           1,348            282   (a)        18,909
   Prepetition liabilities                                         797                                                797
   Other current liabilities                                     2,765             130            115   (b)         3,010
                                                        --------------   -------------    -----------       -------------
       Total current liabilities                                35,223           1,497            447              37,167

Loans due NRG Energy, Inc.                                       4,439                         23,947   (a)        28,386
Nonrecourse long-term debt                                     212,463              22                            212,485
Recourse long-term debt                                         25,000                                             25,000
                                                        --------------   -------------    -----------       -------------
       Total liabilities                                       277,125   $       1,519    $    24,394             303,038
                                                                         -------------    -----------
                                                                         -------------    -----------
Stockholders' equity:
   Preferred stock
   New common stock                                                 68                                                 68
   Additional paid-in capital                                   65,715                                             65,715
   Retained earnings (accumulated deficit)                     (62,332)                                           (62,332)
   Accumulated other comprehensive income (loss)                  (320)                                              (320)
                                                        --------------                                      -------------
Total stockholder's equity                                       3,131                                              3,131
                                                        --------------                                      -------------
       Total liabilities and stockholders' equity       $      280,256                                      $     306,169
                                                        --------------                                      -------------
                                                        --------------                                      -------------


     See accompanying notes to pro forma consolidated financial statements.

COGENERATION CORPORATION OF AMERICA
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)


                                                                            REVENUES AND
                                                                               DIRECT
                                                                             OPERATING
                                                                              EXPENSES
                                                                            -------------
                                                               ACTUAL          ACTUAL         PRO FORMA          PRO FORMA
                                                            COGENAMERICA    PRYOR PROJECT     ADJUSTMENTS      CONSOLIDATED
Energy revenues                                         $       32,954   $      12,446                      $      45,400
Equipment sales and service                                     14,571                                             14,571
Rental Revenues                                                  2,208                                              2,208
                                                        --------------   -------------    -----------       -------------
                                                                49,733          12,446                             62,179
                                                        --------------   -------------    -----------       -------------

Cost of energy revenues                                         11,905          10,747    $       197  (d)         22,849
Cost of equipment sales and services                            12,697                                             12,697
Cost of rental revenues                                          1,759                                              1,759
                                                        --------------   -------------    -----------       -------------
                                                                26,361          10,747            197              37,305
                                                        --------------   -------------    -----------       -------------

Gross profit                                                    23,372           1,699           (197)             24,874

Selling, general and administrative expenses                     5,923             793            (45) (e)          6,671
Provision for impaired assets                                        -                                                  -
                                                        --------------   -------------    -----------       -------------

Income (loss) from operations                                   17,449             906           (152)             18,203

Interest and other income                                          684                                                684
Equity in earnings of affiliates                                 4,241                                              4,241
Interest and debt expense                                      (10,543)                        (2,160) (f)        (12,703)
                                                        --------------   -------------    -----------       -------------

Income (loss) before income taxes                               11,831             906         (2,312)             10,425

Provision for income taxes (benefit)                             4,571                           (562) (g)          4,009
                                                        --------------   -------------    -----------       -------------

Net income (loss)                                       $        7,260   $         906    $    (1,750)      $       6,416
                                                        --------------   -------------    -----------       -------------
                                                        --------------   -------------    -----------       -------------

Earnings per share:
   Basic                                                $         1.06                                      $        0.94
   Diluted                                              $         1.04                                      $        0.92

Weighted average share outstanding:
   Basic                                                         6,837                                              6,837
   Diluted                                                       6,983                                              6,983

COGENERATION CORPORATION OF AMERICA
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                           REVENUES AND
                                                                               DIRECT
                                                                             OPERATING
                                                                              EXPENSES
                                                                              --------
                                                               ACTUAL          ACTUAL         PRO FORMA          PRO FORMA
                                                            COGENAMERICA    PRYOR PROJECT    ADJUSTMENTS       CONSOLIDATED
Energy revenues                                         $       43,210   $      10,139                      $      53,349
Equipment sales and service                                     19,415                                             19,415
Rental Revenues                                                  2,179                                              2,179
                                                        --------------   -------------    -----------       -------------
                                                                64,804          10,139                             74,943
                                                        --------------   -------------    -----------       -------------

Cost of energy revenues                                         14,841          11,137    $       575  (d)         26,553
Cost of equipment sales and services                            17,037                                             17,037
Cost of rental revenues                                          1,817                                              1,817
                                                        --------------   -------------    -----------       -------------
                                                                33,695          11,137            575              45,407
                                                        --------------   -------------    -----------       -------------

Gross profit                                                    31,109            (998)          (575)             29,536

Selling, general and administrative expenses                     9,479           1,328           (120) (e)         10,687
Provision for impaired assets                                    5,274                                              5,274
                                                        --------------   -------------    -----------       -------------

Income (loss) from operations                                   16,356          (2,326)          (455)             13,575

Interest and other income                                        1,310                                              1,310
Interest and debt expense                                      (14,768)                        (2,881) (f)        (17,649)
                                                        --------------   -------------    -----------       -------------

Income (loss) before income taxes                                2,898          (2,326)        (3,336)             (2,764)

Provision for income taxes (benefit)                           (20,454)                        (2,265) (g)        (22,719)
                                                        --------------   -------------    -----------       -------------

Net income (loss)                                       $       23,352   $      (2,326)   $    (1,071)      $      19,955
                                                        --------------   -------------    -----------       -------------
                                                        --------------   -------------    -----------       -------------

Earnings per share:
   Basic                                                $        3.59                                       $        3.06
   Diluted                                              $        3.48                                       $        2.97

Weighted average share outstanding:
   Basic                                                         6,511                                              6,511
   Diluted                                                       6,275                                              6,725

                       COGENERATION CORPORATION OF AMERICA
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (DOLLARS IN THOUSANDS)
                                   (Unaudited)

The following adjustments are related to the acquisition by CogenAmerica Pryor, Inc., a wholly owned subsidiary of Cogeneration Corporation of America, of the outstanding capital stock of Oklahoma Loan Acquisition Corporation.

1.   UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS

     (a) To record the October 9, 1998 acquisition of OLAC's outstanding capital stock for a purchase price of $24,634, comprised of the purchase price of $23,830 paid to MCPC LLC and transaction costs of $804. To finance the acquisition, CogenAmerica issued a note payable to NRG Energy, Inc. at the closing in the amount of $23,947. The note amount is comprised of the cash purchase price due at closing of $21,330, the purchase price deposit in the amount of $2,500 payable upon entering into the stock purchase agreement on September 10, 1998 and which was financed by a note issued to NRG Energy, Inc.(the "deposit loan"), accrued interest on the deposit loan through the closing date in the amount of $17 and loan fees in the amount of $100. The $24,634 purchase price has been allocated as follows:

                                                                          (THOUSANDS)
          ASSETS ACQUIRED (LIABILITIES ASSUMED)                            VALUATION
          -------------------------------------                            ---------
          Accounts receivable                                             $       701
          Other current assets                                                     36
          Property, plant and equipment                                        32,898
          Accounts payable                                                     (1,630)
          Other current liabilities                                              (130)
          Nonrecourse long-term debt                                              (41)
          Deferred taxes                                                       (7,200)
                                                                          -----------
                                                                          $    24,634
                                                                          -----------
                                                                          -----------

     (b) To reclass and accrue transaction costs incurred in connection with the acquisition.

     (c) To record financing costs associated with the note issued to NRG Energy, Inc. to finance the acquisition.

2.   UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

     (d) To record additional depreciation on property, plant and equipment acquired based on the straight line method and an estimated useful life of 20 years ($622 and $575 for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively) and to eliminate costs that will not continue following the acquisition for an operation and management consulting contract that was terminated pursuant to the acquisition ($425 and $0 for the nine months ended September 30, 1998 and the year ended December 31, 1997, respectively).

     (e) To eliminate compensation costs that will not continue following the acquisition. Such costs will be subsequently reimbursed by NRG Energy, Inc.

     (f) To record interest expense at 11.75% on the note issued to NRG Energy, Inc. to finance the acquisition and amortization of related financing costs.

     (g) To record pro forma income tax benefit related to the operating results of the acquired business at the statutory effective rate of 40%.

(c)  Exhibits.

Exhibit
Number   Description
-----    -----------
2.1      Stock Purchase Agreement dated September 10, 1998 between the Company and MCPC LLC filed as Exhibit 2.1 to the Current Report on Form 8-K dated October 9, 1998 and filed with the Commission on October 26,
         1998, and incorporated herein by reference.

23       Consent of PricewaterhouseCoopers LLP.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     COGENERATION CORPORATION OF AMERICA



                     By:           /s/ Timothy P. Hunstad
                                   --------------------------------------------
                     Name:         Timothy P. Hunstad
                     Title:        Vice President and Chief Financial Officer


Date: March 26, 1999

                                  EXHIBIT INDEX


Exhibit
Number   Description
-----    -----------
2.1      Stock Purchase Agreement dated September 10, 1998 between the Company and MCPC LLC filed as Exhibit 2.1 to the Current Report on Form 8-K dated October 9, 1998 and filed with the Commission on October 26,
         1998, and incorporated herein by reference.

23       Consent of PricewaterhouseCoopers LLP.